UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

October 4, 2016

Date of Report (Date of earliest event reported)

TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37839	20-1590775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 N. Scottsdale Rd, Gainey Center II, Suite 100, Scottsdale, AZ	85253
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 305-8910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

TPI Composites, Inc. (“TPI”) is filing this Amendment No. 1 to the Current Report on Form 8-K filed on October 11, 2016 (the “Original Report”) for the purpose of filing as exhibits the following agreements described in the Original Report: (i) the Amended and Restated Supply Agreement between General Electric International, Inc. (“GE”) and TPI Iowa, LLC, entered into as of October 4, 2016 (the “Iowa Supply Agreement”), (ii) the First Amendment to Supply Agreement between GE and TPI Mexico, LLC, entered into as of October 4, 2016 (the “Mexico Amendment”), and (iii) the Supply Agreement between GE and TPI Mexico III, LLC, entered into as of October 4, 2016 (the “Mexico Supply Agreement”).

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As disclosed in the Original Report, on October 4, 2016, certain subsidiaries of TPI entered into the Iowa Supply Agreement, the Mexico Amendment and the Mexico Supply Agreement. The descriptions of the Iowa Supply Agreement, the Mexico Amendment and the Mexico Supply Agreement included in the October 11, 2016 Form 8-K are hereby incorporated by reference into this Form 8-K/A. The Iowa Supply Agreement is attached to this Form 8-K/A as Exhibit 10.1, the Mexico Amendment is attached to this Form 8-K/A as Exhibit 10.2, and the Mexico Supply Agreement is attached to this Form 8-K/A as Exhibit 10.3.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1†	Amended and Restated Supply Agreement between General Electric International, Inc. and TPI Iowa, LLC, entered into as of October 4, 2016

10.2†	First Amendment to Supply Agreement between General Electric International, Inc. and TPI Mexico, LLC, entered into as of October 4, 2016

10.3†	Supply Agreement between General Electric International, Inc. and TPI Mexico III, LLC, entered into as of October 4, 2016

† Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the exhibit to this Current Report on Form 8-K/A and submitted separately to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TPI COMPOSITES, INC.

January 6, 2017	By:	/s/ William E. Siwek
William E. Siwek
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Amended and Restated Supply Agreement between General Electric International, Inc. and TPI Iowa, LLC, entered into as of October 4, 2016

10.2†	First Amendment to Supply Agreement between General Electric International, Inc. and TPI Mexico, LLC, entered into as of October 4, 2016

10.3†	Supply Agreement between General Electric International, Inc. and TPI Mexico III, LLC, entered into as of October 4, 2016

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the exhibit to this Current Report on Form 8-K/A and submitted separately to the Securities and Exchange Commission.